Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of GBT Technologies Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mansour Khatib, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2025	/s/ Michael Murray
Michael Murray,
Chief Executive Officer (Principal Executive, Financial and Accounting Officer)